                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         April 24, 2006 (April 21, 2006)

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)

            MICHIGAN                     333-119215              38-2790152
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

   4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN,              49512
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 21, 2006, Autocam Corporation (the "Registrant") received the resignation of Mr. Tsutomu (Tom) Yoshida as a director, effective March 31, 2006. Mr. Yoshida has served as a member of the Registrant's board of directors since October 2004. Mr. Yoshida has been reassigned by his employer and must relocate to Japan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Autocam Corporation


                                        By: /s/ John C. Kennedy
                                            ------------------------------------
                                        Name: John C. Kennedy
                                        Title: President and Chief Executive
                                               Officer

Dated: April 24, 2006